UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ______________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

Commission File No. 001-34061
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HSN, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________________________________________

Delaware	26-2590893
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 HSN Drive, St. Petersburg, Florida	33729
(Address of principal executive offices)	(Zip Code)
(727) 872-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2016, Mr. John B. (Jay) Morse, Jr advised the Board of Directors of HSN, Inc. (the “Company” or “HSNi”) of his desire to retire at the end of his current term which expires at the Company’s 2016 Annual Shareholders’ Meeting. Mr. Morse has served as a director of the Company since its spinoff in 2008. Concurrent with Mr. Morse’s retirement, the Board size will decrease to nine directors.

Arthur Martinez, Chairman of the Board of Directors said, “Jay has been a valuable board member since HSNi went public in 2008. I would like to thank Jay for his many contributions to HSNi and wish him all the best in the future.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, INC.
Date: February 22, 2016
	By:	/s/ Judy A. Schmeling
Judy A. Schmeling
Chief Operating Officer and
Chief Financial Officer